Marketocracy Funds


                                 June 30, 2001

                                 Annual Report



Performance Summary                                     Medical Specialists Fund
                                       Cummulative Return               AVG Annual Returns
As of June 30, 2001             3 Mos      YTD        INCEPT(1)  1 Year      3 Years         INCEPT(1)

Medical
Specialist Fund                 23.11%     -8.29%     33.82%     -23.31%     16.15%          8.53%

Market Indices

DJIA(2)                          6.74%     -1.86%     39.42%       2.18%      7.19%          9.78%
S & P 500(3)                     5.85%     -6.70%     32.23%     -14.79%      3.89%          8.16%
NASDAQ(4)                       17.58%    -12.39%     36.69%     -45.33%      4.78%          9.17%

Russell 1000(5) Healthcare       1.82%    -14.39%     49.43%      -5.92%      5.69%         11.94%
Russell 2000(6) Healthcare      25.15%      1.26%     92.37%       8.95%     25.21%         20.16%
Russell 3000(7) Healthcare       3.20%    -13.50%     47.88%      -5.44%      6.08%         11.61%

(1)  The Medical Specialists Fund inception date is 12/10/97.
(2) Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks.
(3) Standard & Poors 500 Index is comprised of 500 selected common stocks most of which are listed on the NYSE.
(4) NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ (National Market & Small-Cap) stocks.
(5) The Russell 1000 Healthcare Index is comprised of 104 healthcare stocks in the Russell 1000(large-cap) Index.
(6) The Russell 2000 Healthcare Index is comprised of 273 healthcare stocks in the Russell 2000(small-cap) Index.
(7) The Russell 3000 Healthcare Index is comprised of 377 healthcare stocks in the Russell 3000(large & small cap) Index.

The Above indices are unmanaged and cannot be invested directly.

The performance of the Medical Specialists Fund is being compared to the healthcare components of the Russell 1000, Russell 2000 and the Russell 3000 and not the indices themselves, which are unmanaged and cannot be invested in directly. Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund concentrates its investments in the medical industry. The Fund is subject to a greater risk because of its concentration of investments in a single industry and within certain segments of the industry. In addition, the Fund may, from time to time, invest a substantial portion of it assets in the securities of smaller-capitalization companies. The securities of smaller companies often involve higher risks and may be subject to wider price fluctuations than securities of larger companies. There are certain risks associated with investments in the medical industry, such as the risk that the products and services of companies in those industries are subject to rapid obsolescence caused by scientific development and technological advances. Please read the prospectus carefully before investing. To obtain a prospectus, call us at 888-884-8482.

The "Relative Performance" chart assumes an initial investment of $10,000 and reinvestment of dividends and capital gains and includes all fund expenses. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Rafferty Capital Markets LLC, White Plains, New York, serves as the Fund's principal underwriter and distributor of shares.

Interested in receiving your Marketocracy Fund's NAV each weekday afternoon? It's convenient, it's easy! Visit funds.marketocracy.com and click on the "price update" tab for your fund. Then, just enter and email address and we'll do the rest!

Performance & Portfolio Discussion

Healthcare stocks as measured by the Russell 3000 Healthcare Index, the broadest measure for healthcare stocks, gained 3.20%, underperforming the Nasdaq Composite (up 17.58%), the Dow Jones Industrial Average (up 6.74%), and the S&P 500 (up 5.85%).

Within the healthcare sector, both large and small cap stocks gained ground with the Russell 1000 Healthcare Index (large caps) gaining 1.82% and the Russell 2000 Healthcare Index (small caps) delivering a healthy 25.15%.

The Medical Specialists Fund benefited from the healthy gains in small-cap heathcare stocks to gain 23.11% during the quarter, beating all three of the broad market indices. Our decisions at the end of Q1 to sell large-cap / defensive pharmaceutical stocks in order to increase our exposure to small-cap / aggressive stocks positioned us well to take advantage of the market's upturn in Q2.

The Fund focuses on some of the more aggressive segments of healthcare and is thus more volatile than the industry overall.

Outlook

The Federal Reserve Board continued to cut interest rates throughout the second quarter. Interest rate cuts are a powerful economic stimulant, but it can take 6 to 9 months before their beneficial effects can begin to be measured. Since this series of interest rate reductions started in early January, we may be able to start seeing signs of an economic recovery sometime during the third quarter. When the benefits of the first interest rate cuts start to show some measurable results, the beneficial effects of the next 5 interest rate cuts will not be far behind. U.S. taxpayers should be receiving tax refund checks during the quarter further stimulating the economy.

I am optimistic about the market's prospects for the second half of the year. A strong market upturn will probably begin before the first signs of proof that the previous 6 interest rate cuts are stimulating an economic recovery. Since the end of the first quarter, the Medical Specialists Fund has been positioned aggressively (as opposed to defensively). This aggressive posture has worked well for us in Q2 and I see no reason to change it at this time.

FUND HOLDINGS BY SECTOR*

[PIE CHART]

Biotechnology                   33.2%

Cardiac Medical Devices         20.6%

Drugs/Medical Supplies          14.0%

Genomics                        21.7%

Health Services                  4.7%

Total Cash*                      5.8%

* Based on a percentage of net assets as of June 30, 2001 (cash number includes recevables)

Recent Buys

Protein Design Labs - This company has patents on basic technology needed to develop any monoclonal antibody based drugs. Several of the most successful biotech drugs pay royalties to PLDI as a result including Genentech for Herceptin and Medimmune for Synagis. The stock has been hammered lately because a Genentech drug that relies on the same technology suffered a setback. This should in no way reflect badly on PLDI's technology, but the market has sold them off anyway. I think the selloff is unwarranted. The stock should recover quickly when biotechs, in general, start to recover.

Neose Technologies, Inc. - As new therapeutic proteins move from the lab to the market, Neose's technology appears to be the answer to a crucial manufacturing bottleneck. Most commercial proteins are manufactured from a cell line that originated in Chinese hamster ovaries (CHO cells). These CHO cells do a great job of manufacturing the protein itself. But in order for the protein to be an effective drug, it must stay in the body long enough to deliver its therapeutic benefits. Because the body recognizes the products of the CHO cells as "not human" it promptly trys to expel the intruder.

Neose's technology greatly enhances the effectiveness of CHO cell produced protein drugs by delaying the body's attack so the protein has more time to deliver a therapeutic benefit. This is accomplished through a process called glycosylation in which human carbohydrates are attached to the protein so that it appears to be more human to the body. In the normal manufacturing process, only a small percent of the resulting proteins are adequately glycosylated to be an effective drug. The vast majority of the proteins that are inadequately glycosylated are thrown away. Neose's glycosylation technology turns these percentages around thus enabling companies to produce much more finished product from existing manufacturing plants.

Recent Sells

Minimed - This company has agreed to be acquired by Medtronic for $48 per share which puts it just over 5% of the Fund's assets. The stock is currently trading around $47 per share. For now, I am holding on to the stock in order to get the full $48 from Medtronic. However, if there is a market downturn, I would sell Minimed in order to raise cash to take advantage of the resulting bargains.

Ken Kam
Portfolio Manager
The Medical Specialists Fund


FUND HOLDINGS BY MARKET CAP*                            ------------------------
                                                        Large Cap > $9B
                                                        Mid Cap $2.2B - $8.9B
                                                        Small Cap $300M - $2.1B
                                                        Micro Cap < $300M
                                                        ------------------------
[PIE CHART]

Large Cap             25.1%

Mid Cap               27.6%

Small Cap             34.1%

Micro Cap              7.4%

Total Cash             5.8%

"Based on percentage of net assets as of June 30, 2001(cash number includes receivableS)"

RELATIVE PERFORMANCE: MSF vs. MARKET INDICES

[LINE CHART]


---------------------------------------------------------------------------
PLOTPOINTS                        12/10/97  12/31/97  12/31/98   12/31/99
---------------------------------------------------------------------------
The Medical Specialists  Fund       10,000    10,120     9,663     14,700
Dow Jones Industrial Average        10,000     9,924    11,723     14,909
Standard & Poor's 500 Stock Index   10,000    10,016    12,878     15,588
NASDAQ                              10,000     9,839    13,795     25,640
Russell 1000 Healthcare             10,000    10,068    14,372     13,015
Russell 2000 Healthcare             10,000    10,011    10,336     12,974
Russell 3000 Healthcare             10,000    10,064    13,826     12,731




-------------------------------------------------------------------------------------
PLOTPOINTS                        06/30/00   09/30/00  12/31/00   03/31/01  06/30/01
--------------------------------------------------------------------------------------
The Medical Specialists  Fund       17,449     18,092    14,591     10,871    13,383
Dow Jones Industrial Average        13,649     13,973    14,205     13,062    13,942
Standard & Poor's 500 Stock Index   15,519     15,369    14,168     12,492    13,223
NASDAQ                              25,009     23,169    15,595     11,625    13,669
Russell 1000 Healthcare             15,886     15,998    17,459     14,676    14,943
Russell 2000 Healthcare             17,657     20,436    18,997     15,371    19,237
Russell 3000 Healthcare             15,639     15,901    17,098     14,329    14,788


Past Performance is no guarantee of future results.


PERFOMANCE
SUMMARY                                                     TECHNOLOGY PLUS FUND


                                                       Cummulative Return
As of June 30, 2001                               3 Mos.       YTD.    INCEPT(1)
--------------------------------------------------------------------------------

Technology Plus Fund                             18.31%       5.3%       5.3%

Market Indices

DJIA(2)                                           6.74%      -1.86%     -1.86%
S & P 500 (3)                                     5.85%      -6.70%     -6.70%
NASDAQ (4)                                       17.58%      -12.39%    -12.39%

1    The Technology Plus Fund's inception date is 12/29/00.
2 Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks.
3 Standard & Poors 500 Index is comprised of 500 selected common stocks most of which are listed on the NYSE.
4 NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ (National Market & Small-Cap) stocks.

The above indices are unmanaged indices and cannot be invested in directly.

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund seeks out techonology companies having superior growth potential, as well as significantly over-valued technology stocks that the Fund can sell short. The fund will be subject to greater than average risks because of its concentration in technology-related companies generally and with respect to certain types of technology. Some of the special risks include substantial investment in technological research and development that may or may not be successful or potentially rapid obsolescence of products or technology. The Fund can also invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore could increase the volatility of the Fund's protfolio. The Fund may also engage in short-telling and invest in futures and options, and thus may be subject to greater investment risks than mutual funds that do not engage in such strategies. Please read the prospectus carefully before investing. To obtain a Prospectus, call us at 888-884-8482.

The "Relative Performance" chart assumes an initial investment of $10,000 and reinvestment of dividends and capital gains and includes all fund expenses. The returns shown does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of the fund shares.

Rafferty Capital Markets LLC, White Plains, New York, serves as the Fund's principal underwriter and distributor of shares.

Interested in receiving your Marketocracy Fund's NAV each weekday afternoon? It's covenient, it's easy! Visit funds.marketocracy.com and click on the "price update" tab for your fund. Then, just enter email address and we'll do the rest!

Performance & Portfolio Discussion

The Fund had an excellent second quarter and advanced 18.3%. For the same period, the S&P 500 was up 5.85% and the Nasdaq Composite was up 17.58%. Year-to-date, the Fund is up 5.3%, versus a loss of 6.67% for the S&P 500 and a loss of 12.33% for Nasdaq.

The Fund's positive performance in the face of a very weak period for technology stocks was the result of 1) strong performance by many of the stocks we purchased, and 2) the Fund's use of some hedging with cash and short positions (the "Plus" in the name of the Fund). Another benefit of the hedging is reduced volatility; Year-to-date the Fund's volatility was 29%, versus 50% for the Nasdaq.

As of quarter end, the Fund was diversified in over eleven technology sectors. The largest allocations were 19.6% to Drugs, 16% to Biotechnology, 15.4% to Semiconductors, 10.5% to Electronics, and 7.8% to Health Services. The five largest individual stock positions were Biotechnology General, Amylin Pharmaceuticals, Bone Care International, Quest Diagnostics, and PolyMedica Corp.

FUND HOLDINGS BY SECTOR*
[PIE CHART]


Biotechnology                   16.0%

Communications                   4.2%

Computer Programming/Software    5.8%

Computer/Storage Systems         5.8%

Drugs                           19.6%

Electronics                     10.5%

Energy                           3.7%

Fiber Optics                     2.9%

Health Services                  7.8%

Medical                          6.4%

Semiconductors                  15.4%

Total Cash                       1.9%

* Based on a percentage of net assets as of June 30, 2001(cash number net of payables)


FUND HOLDINGS BY SECTOR* (SHORT POSITIONS)
[PIE CHART]

Internet Products & Services     41.6%

Computer Programming/Software    20.8%

Fiber Optics                     19.3%

Pharmaceuticals                  18.3%

*    Based on a percentage of net assets as of June 30,  2001


RELATIVE PERFORMANCE: TPF vs. MARKET INDICES

[LINE CHART]

Technology Plus Fund
Quarter Ended                        12/29/00        03/31/01        06/30/01
ending value                           10,000          8,900           10,530

Dow Jones Industrial Average
Quarter Ended                        12/29/00        03/31/01        06/30/01
ending value                           10,000           9,196           9,815

S&P 500
Quarter Ended                        12/29/00        03/31/01        06/30/01
ending value                           10,000           8,817           9,333


NASDAQ
Quarter Ended                       12/29/00        03/31/01        06/30/01
ending value                          10,000           7,454           8,765

Past performance is no guarantee of future results.

Looking ahead

Though many companies are now reporting disappointing earnings, there are some very positive indicators. First, historically many of the best years for stock market performance occur during periods when earnings are down the most. This is surprising at first, but reflects the fact that the stock market is anticipatory and tends to lead the economy. Second, the market has generally done well following cuts by the Federal Reserve Board. Third, the long-term global market for technology markets is still growing. And fourth, following the general price declines in most technology stocks, many of our companies now are priced at very attractive levels compared with our assessments of their future potential. We are long-term investors and look forward to an excellent return on our technology investments.

The first two quarters of this year were quite volatile. The Nasdaq Composite Index changed by more than 2% about once every eight days, and by more than 1% almost half of the time. If the market volatility continues, which seems probable, the Fund's hedging will continue to produce a smoother ride.

FIND HOLDINGS BY MARKET CAP*
[PIE CHART]
                                                        ------------------------
                                                        Large Cap > $9B
                                                        Mid Cap $2.2B - $8.9B
                                                        Small Cap $300M - $2.1B
                                                        Micro Cap < $300M
                                                        ------------------------
Large Cap               12.4%

Mid Cap                 10.7%

Small Cap               53.5%

Micro Cap               15.0%

Total Cash               8.4%

* Based on a percentage of net assets as of June 30, 2001 (cash number net of payables)

FUND HOLDINGS BY MARKET CAP* (SHORT POSITIONS)
[PIE CHART]

Mid Cap                 41.0%

Small Cap               59.0%

*    Based on a percentage of total short positions as of June 30, 2001.

Focus Stock: Agilent  Technologies, Inc.

Agilent  Technologies Inc. describes itself as "a global diversified  technology company that provides enabling solutions to high growth markets within the communications, electronics, healthcare and life sciences industries. The company provides test instruments, standard and customized test, measurement and monitoring instruments and systems for the design, manufacture and support of electronics and communications devices and software for the design of high-frequency electronic and communications devices."

What is attractive to us about Agilent as an investment prospect is its combination of a well-established, diversified, and profitable base with some exciting products in the fiber optic communications and biotechnology equipment markets. I believe their management has clear goals and will patiently manage the company through this recession. At its current price level, we give Agilent an "A" for its investment value.

Paul McEntire
Portfolio Manager
The Technology Plus Fund


PERFOMANCE
SUMMARY                                                     CHANGEWAVE FUND


                                                       Cummulative Return
As of June 30, 2001                               3 Mos.       YTD.    INCEPT(1)
--------------------------------------------------------------------------------

ChangeWave Fund                                  -9.87%      -17.80%    -17.80%

Market Indice

DJIA(2)                                           6.74%      -1.86%     -1.86%
S & P 500 (3)                                     5.85%      -6.70%     -6.70%
NASDAQ (4)                                       17.58%      -12.39%    -12.39%


1    The ChangeWave Fund's inception date is 12/29/00.
2 Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks.
3 Standard & Poors 500 Index is comprised of 500 selected common stocks most of which are listed on the NYSE.
4 NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ (National Market & Small-Cap) stocks.

The above indices are unmanaged indices and cannot be invested in directly.

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund invests in companies that are strategically positioned to be the primary beneficiaries of the waves of changes caused by the new high speed, broadband wireline and wireless data communication services. Although the Fund does not concentrate its investments in any single industry, the Fund will be subject to greater risk because of its focus on companies and industries affected by the waves of changes due to the introduction of broadband communication services around the world, including Internet-realted industries. Some of the special risks include substantial investments in technological research and development that may or may not be successful or potentially rapid obsolescence of products or technology. The Fund can also invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore could increase the volatility of the Fund's portfolio. Please read the prospectus carefully before investing. To obtain a Prospectus, call us at 888-884-8482.

The "Relative Performance" chart assumes an initial investment of $10,000 and reinvestment of dividends and capital gains and includes all fund expenses. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Rafferty Capital Markets, LLC White Plains, New York, serves as the Fund's principal underwriter and distributor of shares.

Interested in receiving your Marketocracy Fund's NAV each weekday afternoon? It's convenient, it's easy! Visit funds.marketocracy.com and click on the "price update" tab for your fund. Then, just enter and email address and we'll do the rest!

Performance & Portfolio Discussion

If the word that best describes the first quarter of 2001 was "abnormal", we at ChangeWave Capital Management think the phrase that best describes the second quarter of 2001 is "surprisingly abnormal." During the quarter, revised economic data and historic shifts in political and regulatory environment forced us to again significantly change our economic forecast and core investment assumptions and the portfolio's investment mix in a matter of weeks. This again resulted in significantly greater-than-expected levels of trading and portfolio turnover.

The net effect of major up weeks and down weeks was that our performance lagged all the major indices.

Performance during April was initially very strong. Initially, we shifted the Fund's non-economy sensitive assets toward early cycle growth industries such as semi-conductor equipment and semiconductors, as our business-cycle projections continued to point to a modest fourth quarter economic recovery. The Fund continued to benefit from our natural gas and electrical energy strategy. The Fund's investments in energy shipping, coal exploration and development, water utilities, independent power production utilities, natural gas and energy drilling service providers met our expectations.

RELATIVE PERFORMANCE: CWF vs. MARKET INDICES

[LINE CHART]

ChangeWave Fund
Quarter Ended                       12/29/00        03/31/01        06/30/01
ending value                        10,000           9,120           8,220

Dow Jones Industrial Average
Quarter Ended                       12/29/00        03/31/01        06/30/01
ending value                        10,000           9,196           9,815

S&P 500
Quarter Ended                       12/29/00        03/31/01        06/30/01
ending value                        10,000           8,817           9,333

NASDAQ
Quarter Ended                       12/29/00        03/31/01        06/30/01
ending value                        10,000           7,454           8,765

Past performance is no guarantee of future results.

FUND HOLDINGS BY SECTOR*
[PIE CHART]

Capital Goods                   3.1%

Drugs                           5.7%

Financial                       4.7%

Genomics                        5.4%

Health Serives                  5.5%

Medical                         6.7%

Networking Products             4.6%

Real Estate Investment
Trusts (REITS)                 17.7%

Semiconductor Equipment        9.1%

Services                        2.2%

Software                       19.0%

Net Cash                       13.8%

Biotechnology                   2.5%

* Based on a percentage of net assets as of June 30, 2001(cash number net of payables)


Significant changes in the energy and power production environment occurred literally overnight and again forced a significant change in the economics and outlooks for these industries. The loss of the Republican majority in the Senate caused major realignments in voting and committee leadership that served to eliminate a major component of our bullish energy thesis. The price-controls enacted (to our surprise) by the Federal Energy Resources Committee (FERC) also served to disrupt our free-market assumption for energy pricing. We quickly moved to reduce the Fund's energy exposure but did not escape some major damage from these positions, many of which shed 20-30% of their valuations very quickly after these events transpired.


FUND HOLDINGS BY MARKET CAP*
[PIE CHART]
                                                        ------------------------
                                                        Large Cap > $9B
                                                        Mid Cap $2.2B - $8.9B
                                                        Small Cap $300M - $2.1B
                                                        Micro Cap < $300M
                                                        ------------------------
Large Cap                       8.7%

Mid Cap                        22.6%

Small Cap                      50.0%

Micro Cap                       4.9%

Net Cash                       13.8%

* Based on a percentage of net assets as of June 30, 2001(cash number net of payables)


Second-Half 2001 Outlook

Our economic research at ChangeWave Capital Management now indicates the significant possibility of an economic re-expansion beginning no earlier than the middle to late first-half of 2002. This delay in recovery keeps us away from early cycle industries like semi-conductor equipment for the near term. As a result, we are focusing on the waves of spending growth (i.e. ChangeWaves) in industries not related to overall economic growth. These industries include government services, healthcare services, generic pharmaceuticals, biotechnology, for-profit education. We are also focusing on very targeted niches of technology benefiting from significant spending shifts, such as flat-panel displays, digital cameras and new digital entertainment platforms.

We expect the overall economic and equity market "bottoming" process to extend throughout 2001. Long-term growth investments are projected to remain in a trading range until clear evidence of economic recovery is at hand.

We continue to strongly believe in the possibility of economic recovery and growth, but acknowledge that patience is required.

Tobin Smith
Portfolio Manager
The ChangeWave Fund

MARKETOCRACY FUNDS


FINANCIALS

Portfolios of Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Financial Highlights

Financial Notes

Report of Independent Certified Public Accountants



PORTFOLIO OF INVESTMENTS                                MEDICAL SPECIALISTS FUND
JUNE 30, 2001


--------------------------------------------------------------------------------
                                                       Shares           Value
--------------------------------------------------------------------------------
COMMON STOCKS - 94.2%                                                $23,568,555
--------------------------------------------------------------------------------
   (Cost $29,255,301)

BIOTECHNOLOGY - 33.2%                                                  8,298,848
                                                              ------------------
  Amgen, Inc.*                                          34,800         2,111,663
  Biogen, Inc.*                                         20,700         1,125,252
  IGEN International, Inc.*                             66,048         1,717,248
  Immunex Corp.*                                        77,109         1,368,685
  MedImmune, Inc.*                                      25,000         1,180,000
  Sepracor, Inc.*                                       20,000           796,000

CARDIAC MEDICAL DEVICES - 20.6%                                        5,162,984
                                                              ------------------
  Boston Scientific Corp.*                              39,700           674,900
  Cambridge Heart, Inc.*                               222,650           679,082
  Guidant Corp.*                                        22,466           808,776
  Medtronic, Inc.                                       17,600           809,776
  Novoste Corp.*                                        85,900         2,190,450

DRUGS/MEDICAL SUPPLIES - 14.0%                                         3,501,750
                                                              ------------------
  CV Therapeutics, Inc.*                                15,000           855,000
  MiniMed, Inc.*                                        24,400         1,171,200
  Neose Technologies, Inc.*                             32,790         1,475,550

GENOMICS - 21.7%                                                       5,430,535
                                                              ------------------
  Affymetrix, Inc.*                                     39,600           873,180
  Applera Corp. - Celera Genomics Group*                31,300         1,241,358
  Incyte Genomics, Inc.*                                58,040         1,423,141
  Millennium Pharmaceuticals, Inc.*                     53,200         1,892,856

HEALTH SERVICES - 4.7%                                                 1,174,438
                                                              ------------------
  QuadraMed Corp.*                                     247,250         1,174,438

                                                              ------------------
CASH EQUIVALENTS - 3.9%                                                  968,874
   (Cost $968,874)                                            ------------------
   Firstar U.S. Treasury Money Market Fund             968,874           968,874
                                                              ------------------

TOTAL INVESTMENT SECURITIES - 98.1%                                   24,537,429
     (cost $30,224,175)

Other assets in excess of liabilities - 1.9%                             467,518
                                                              ------------------

NET ASSETS - 100.0%                                                  $25,004,947
                                                              ==================

* Non-income producing

              See accompanying notes to the financial statements.


PORTFOLIO OF INVESTMENTS                                    TECHNOLOGY PLUS FUND
JUNE 30, 2001

                                                        Shares           Value
--------------------------------------------------------------------------------
COMMON STOCKS - 98.1%                                                   $375,239
--------------------------------------------------------------------------------
   (Cost $405,930)

BIOTECHNOLOGY - 16.0%                                                     61,142
                                                              ------------------
   Affymetrix, Inc. *                                      600            13,230
   ArQule, Inc. *                                          700            15,162
   Bio-Technology General Corp. *                        2,500            32,750

COMMUNICATIONS - 4.2%                                                     16,000
                                                              ------------------
   DMC Stratex Networks, Inc. *                          1,100            11,000
   Repeater Technologies, Inc. *                        10,000             5,000

COMPUTER PROGRAMMING - 5.8%                                               22,320
                                                              ------------------
   Kronos, Inc. *                                          400            16,380
   SONICblue, Inc. *                                     1,800             5,940

COMPUTERS / STORAGE SYSTEMS - 5.8%                                        22,150
                                                              ------------------
   EMC Corp. *                                             400            11,620
   McDATA Corp. *                                          600            10,530

DRUGS - 19.6%                                                             75,025
                                                              ------------------
   Amylin Pharmaceuticals, Inc. *                        2,900            32,625
   Bone Care International, Inc. *                       1,600            42,400

ELECTRONICS - 10.5%                                                       40,300
                                                              ------------------
   Agilent Technologies, Inc. *                            600            19,500
   Technitrol, Inc.                                        800            20,800

ENERGY - 3.7%                                                             13,968
                                                              ------------------
   Ballard Power Systems, Inc. *                           300            13,968

FIBER OPTICS - 2.9%                                                       11,125
                                                              ------------------
   Fiberstars, Inc. *                                    2,500            11,125

HEALTH SERVICES - 7.8%                                                    29,940
                                                              ------------------
   Quest Diagnostics, Inc. *                               400            29,940

MEDICAL -  6.4%                                                           24,300
                                                              ------------------
   PolyMedica Corp. *                                      600            24,300

SEMICONDUCTORS - 15.4%                                                    58,969
                                                              ------------------
   Applied Materials, Inc. *                               400            19,640
   Catalyst Semiconductor, Inc. *                        3,600            15,048
   OPTi, Inc. *                                          4,100            15,621
   White Electronic Designs Corp. *                      2,000             8,660

CASH EQUIVALENTS - 9.0%                                 34,247            34,247
(Cost $34,247)                                                ------------------
Firstar U.S. Treasury Money Market Fund                                   34,247
                                                              ------------------

TOTAL INVESTMENT SECURITIES - 107.1%                                     409,486
     (Cost $440,177)

Liabilities in excess of other assets - (7.1)%                          (26,988)
                                                              ------------------

NET ASSETS - 100.0%                                                     $382,498
                                                              ==================

* Non-income producing

         See accompanying notes to the financial statements.


                SCHEDULE OF SECURITIES SOLD SHORT - JUNE 30, 2001

--------------------------------------------------------------------------------
      Security Description                               Shares            Value
--------------------------------------------------------------------------------

      Akamai Technologies, Inc.                            1,300    $     11,927
      Amazon.com, Inc.                                       800          11,320
      Peregrine Systems, Inc.                                400          11,600
      Research Frontiers, Inc.                               400          10,800
      ViroPharma, Inc.                                       300          10,200
                                                                         -------
      Total Securities Sold Short (Proceeds $49,035)                $     55,847
                                                                        ========

See accompanying notes to the financial statements.


PORTFOLIO OF INVESTMENTS                                         CHANGEWAVE FUND
JUNE 30, 2001

                                                          Shares           Value
--------------------------------------------------------------------------------
COMMON STOCKS - 86.2%                                                 $6,250,875
--------------------------------------------------------------------------------
      (Cost $5,852,507)

BIOTECHNOLOGY - 2.5%                                                     182,040
                                                              ------------------
   Amgen, Inc.*                                          3,000           182,040

CAPITAL GOODS - 3.1%                                                     226,020
                                                              ------------------
   EMCOR Group, Inc.*                                    3,000           108,450
   Engineered Support Systems, Inc.                      3,000           117,570

DRUGS - 5.7%                                                             410,450
                                                              ------------------
   King Pharmaceuticals, Inc.*                           3,000           161,250
   Teva Pharmaceuticals Industries, Ltd. - ADR           4,000           249,200

FINANCIAL - 4.7%                                                         342,750
                                                              ------------------
   North Fork Bancorporation, Inc.                       5,000           155,000
   Washington Mutual, Inc.                               5,000           187,750

GENOMICS - 5.4%                                                          394,230
                                                              ------------------
   Human Genome Sciences, Inc.*                          3,000           180,750
   Millennium Pharmaceuticals, Inc.*                     6,000           213,480

HEALTH SERVICES - 5.5%                                                   395,430
                                                              ------------------
   DaVita, Inc.*                                         5,000           101,650
   Lincare Holdings, Inc.*                               5,000           150,050
   U.S. Physical Therapy, Inc.*                          9,000           143,730

MEDICAL - 6.7%                                                           487,600
                                                              ------------------
   Albany Molecular Research, Inc.*                      4,000           152,040
   ESC Medical Systems, Ltd.*                            5,000           144,250
   ICON - Plc*                                           3,000            90,510
   Unilab Corp.*                                         4,000           100,800

NETWORKING PRODUCTS - 4.6%                                               331,200
                                                              ------------------
   Emulex, Corp.*                                        3,000           121,200
   JNI Corp.*                                           15,000           210,000

REAL ESTATE INVESTMENT TRUSTS (REITS) - 17.7%                          1,280,350
                                                              ------------------
   Avalonbay Communities, Inc.                           5,000           233,750
   Crescent Real Estate Equities Company                10,000           245,700
   Shurgard Storage Centers, Inc.                       10,000           312,500
   Storage USA, Inc.                                     7,000           252,000
   Washington Real Estate Investment Trust              10,000           236,400

SEMICONDUCTOR EQUIPMENT - 9.1%                                           659,245
                                                              ------------------
   Genesis Microchip, Inc.*                              1,500            54,225
   Photon Dynamics, Inc.*                                8,000           216,000
   Pixelworks, Inc.*                                     8,000           285,920
   Xilinx, Inc.*                                         2,500           103,100

SERVICES - 2.2%                                                          160,850
                                                              ------------------
   WMS Industries, Inc.*                                 5,000           160,850

SOFTWARE - 19.0%                                                       1,380,710
                                                              ------------------
   Activision, Inc.*                                     7,000           274,750
   Caminus Corp.*                                        7,000           188,790
   i2 Technologies, Inc.*                               15,000           297,000
   McDATA Corp.*                                         8,000           140,400
   Midway Games, Inc.*                                   5,000            92,500
   SERENA Software, Inc.*                                3,000           109,020
   Take-Two Interactive Software, Inc.*                 15,000           278,250

CASH EQUIVALENTS - 56.4%                                               4,091,796
   (Cost $4,091,796)                                          ------------------
   Firstar U.S. Treasury Money Market Fund                             4,091,796
                                                              ------------------
TOTAL INVESTMENT SECURITIES - 142.6%                                  10,342,671
   (Cost $9,944,303)

Liabilities in excess of other assets - (42.6)%                      (3,089,331)
                                                              ------------------

NET ASSETS - 100.0%                                                  $ 7,253,340
                                                              ==================
* Non-income producing
ADR-American Depository Receipt

See accompanying notes to the financial statments.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001


                                                                    Medical                       Technology
                                                                  Specialists     ChangeWave         Plus
                                                                     Fund            Fund            Fund
ASSETS
Investment securities:
     At acquisition cost                                            $ 30,224,175     $ 9,944,303     $  440,177
                                                                ================ ================ ===============
     At market value (Note 1)                                       $ 24,537,429     $10,342,671      $ 409,486
Deposit with brokers for securities sold short                                -               -          56,261
Interest and dividends receivable                                          2,868           3,194             52
Receivable for portfolio investments sold                                551,046         521,271              -
Receivable for capital shares sold                                         1,000             329              -
                                                                ---------------- ----------------- --------------
       TOTAL ASSETS                                                   25,092,343      10,867,465        465,799
                                                                ---------------- ----------------- --------------

LIABILITIES
Securities sold short:
     Proceeds                                                                 -               -          49,035
                                                                ================ ================= ==============
     At market value                                                          -               -          55,847

Payable for capital shares redeemed                                       36,413         213,067          2,771
Payable for portfolio investments purchased                                   -        3,387,173         24,124
Accrued expenses and other liabilities                                    50,983          13,885            559
                                                                ---------------- ------------------ -------------
       TOTAL LIABILITIES                                                  87,396       3,614,125         83,301
                                                                ---------------- ------------------ -------------

NET ASSETS                                                         $  25,004,947     $ 7,253,340      $ 382,498
                                                                ================ ================== =============

Net assets consist of:
Paid in capital                                                    $  30,742,901     $11,103,454      $ 412,878
Accumulated undistributed net investment income                               -           32,485              -
Accumulated net realized gain (loss) from security transactions          (51,208)     (4,280,967)         7,123
Net unrealized appreciation (depreciation) of investments             (5,686,746)        398,368        (37,503)
                                                                ---------------- ------------------ -------------
Net assets                                                         $  25,004,947     $ 7,253,340      $ 382,498
                                                                ================ ================== =============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                          1,964,755         882,842         36,339
                                                                ================ ================== =============

Net asset value, offering price and redemption
   price per share (Note 1)                                             $ 12.73          $ 8.22        $ 10.53
                                                                ================ ================== =============

      See accompanying notes to the financial statements.


STATMENTS OF OPERATIONS
Year Ended June 30, 2001


                                                                        Medical                      Technology
                                                                      Specialists     ChangeWave        Plus
                                                                         Fund           Fund(a)         Fund(a)
INVESTMENT INCOME
     Interest                                                          $ 39,779       $ 39,861         $ 2,064
     Dividends                                                           19,920         82,526              27
                                                                ----------------- ---------------- --------------
         TOTAL INVESTMENT INCOME                                         59,699        122,387           2,091
                                                                ----------------- ---------------- --------------

EXPENSES
     Investment advisory fees (Note 4)                                  504,832         69,155           2,667
     Administrative fees (Note 4)                                       151,450         20,747             800
                                                                ------------------ ---------------- -------------
         TOTAL EXPENSES                                                 656,282         89,902           3,467
                                                                ------------------ ---------------- -------------
NET INVESTMENT INCOME (LOSS)                                           (596,583)        32,485          (1,376)
                                                                ------------------ ---------------- -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized gain (loss) from:
            Long transactions                                           895,322     (4,280,967)          1,194
            Short transactions                                                -              -           7,305
     Net change in unrealized appreciation (depreciation) of:
            Investments                                             (10,350,714)       398,368         (30,691)
            Short positions                                                   -              -          (6,812)
                                                                ------------------ ---------------- -------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (9,455,392)    (3,882,599)        (29,004)
                                                                ------------------ ---------------- -------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(10,051,975)  $ (3,850,114)      $ (30,380)
                                                                ================== ================ =============



     (a) Represents period from commencement of operations, December 29, 2000, through June 30, 2001.

        See accompanying notes to the financial statements.


Statement of Changes in Net Assets
                                                                                                    Technology
                                                                                       ChangeWave     Plus
                                                     Medical Specialists Fund            Fund         Fund
                                                   Year     Six Months     Year         Period       Period
                                                  Ended        Ended       Ended        Ended         Ended
----------------------------------------------------------------------------------------------------------------
                                                 6/30/01    6/30/00(a)   12/31/99      6/30/01(b)    6/30/01(b)

FROM OPERATIONS:
 Net investment income (loss)                $ (596,583) $ (278,461)  $ (68,736)      $ 32,485     $ (1,376)
 Net realized gain (loss) from investments
 sold and securities sold short                 895,322     219,939     888,866     (4,280,967)       8,499
 Net change in unrealized appreciation
 (depreciation) of investments
                                            (10,350,714)  1,879,921   2,400,960        398,368      (37,503)
                                           -------------- ---------- ------------- -------------- ------------

Net increase (decrease) in net assets
resulting from operations                   (10,051,975)  1,821,399   3,221,090     (3,850,114)     (30,380)
                                           -------------- ---------- ------------- -------------- ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                       -           -           -              -            -
 From realized gains                           (433,985)      -        (444,569)         -            -

Decrease in net assets from                -------------- ---------- ------------- -------------- ------------
distributions to shareholders                                (433,985)      -        (444,569)         -            -
                                           -------------- ---------- ------------- -------------- ------------

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                    5,994,261  55,026,841  18,496,753     18,498,469      757,002
 Net asset value of shares issued to
 shareholders  in reinvestment of
 distributions                                  417,041           -     433,294              -            -
 Payments of shares redeemed                (17,805,382)(26,521,020) (9,638,719)    (7,395,015)    (344,124)
                                           ------------- ----------- ------------- -------------- ------------

Net increase (decrease) in net assets
from capital share transactions             (11,394,080) 28,505,821   9,291,328     11,103,454      412,878
                                           ------------- ----------- ------------- --------------- -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS     (21,880,040) 30,327,220  12,067,849      7,253,340      382,498

NET ASSETS:
     Beginning of period                     46,884,987  16,557,767   4,489,918              -            -
                                           ------------- ----------- -------------- -------------- ------------
     End of period +                       $ 25,004,947 $ 46,884,987$ 16,557,767   $ 7,253,340    $ 382,498
                                           ============= ============= ============ ============== ===========
     + Includes undistributed net
     investment income of:                           $0          $0          $0        $32,485           $0
                                           ============= ============= ============ ============== ===========

Capital Share Activity
Shares sold                                     378,663   3,234,086   1,525,063      1,666,006       71,028
Shares issued in reinvestment of
distributions shareholders                       29,431           -      33,715              -            -
Shares redeemed                              (1,230,746) (1,615,444)   (855,017)      (783,164)     (34,689)
                                            ------------- ------------ ------------- -------------- ------------
Net increase (decrease) in
shares outstanding                             (822,652)  1,618,642     703,761        882,842       36,339
Shares outstanding, beginning
of period                                     2,787,407   1,168,765     465,004              -            -
                                            ------------- ------------ ------------- -------------- ------------
Shares outstanding, end of period             1,964,755   2,787,407   1,168,765        882,842       36,339
                                            ============= ============ ============= ============== ============

     (a) Effective March 15, 2000 the Fund's fiscal year end changed to June 30 from December 31.

     (b) Represents period from commencement of operations, December 29, 2000, through June 30, 2001.

        See accompanying notes to the financial statements.



FINANCIAL HIGHLIGHTS
The Medical Specialists Fund


Selected pershare data and ratios for
a share of capital stock outstanding
throughout each period

                                                    Year     Six Months     Year        Year      Peirod
                                                   Ended        Ended       Ended      Ended       Ended
                                                  6/30/01    6/30/00 (d)  12/31/99    12/31/98  12/31/97(a)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              $16.82      $14.17       $9.66     $10.12      $10.00
                                                  --------------------------------------------------------
Income from Investment Operations:
     Net investment income (loss)                    (0.30)      (0.10)      (0.06)     (0.10)       0.01
     Net realized and unrealized gain (loss) on
     investments                                     (3.60)       2.75        5.05      (0.36)       0.11
                                                  --------------------------------------------------------
Total from investment operations                     (3.90)       2.65        4.99      (0.46)       0.12
                                                  --------------------------------------------------------

Less distributions from:
     Realized gains                                  (0.19)     -            (0.48)    -           -
                                                  --------------------------------------------------------
Total distributions                                  (0.19)     -            (0.48)    -           -
                                                  --------------------------------------------------------

Net asset value at end of period                    $12.73      $16.82      $14.17      $9.66      $10.12
                                                  ========================================================
Total Return                                       (23.31%)   18.70%(b)     52.13%     (4.55%)    1.20%(b)
                                                  ========================================================

Net assets at end of period (millions)               $25.0       $46.9       $16.6       $4.5        $2.4

Ratio of expenses to average net assets:             1.95%     1.95%(c)      1.77%      1.95%     1.81%(c)
Ratio of net investment income (loss) to
   average net assets:                               (1.78)%     (1.32)%(c)  (0.91)%    (1.33)%   1.75%(c)
Portfolio turnover rate                                27%         19%         71%       160%          0%

     (a) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997

     (b)  Not annualized

     (c)  Annualized

     (d) Effective March 15, 2000 the Fund's fiscal year end was changed to June 30 from December 31.


     See accompanying notes to the financial statements.

THE TECHNOLOGY PLUS FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of capital stock outstanding throughout each period

                                                                  Period
                                                                  Ended
                                                                6/30/2001 (a)
--------------------------------------------------------------------------------

Net asset value at beginning of period                           $10.00
                                                              -------------
Income from Investment Operations:
     Net investment loss                                          (0.04)
     Net realized and unrealized gain on investments               0.57
                                                              -------------
Total from investment operations                                   0.53
                                                              -------------

Less distributions from:
     Realized gains                                                      -
                                                              -------------

Total distributions                                                      -
                                                              -------------
Net asset value at end of period                                 $10.53
                                                              =============

Total Return                                                       5.30%(b)
                                                              =============

Net assets at end of period (millions)                            $0.4

Ratio of expenses to average net assets:                           1.95% (c)

Ratio of net investment loss to
   average net assets:                                            (0.77)% (c)

Portfolio turnover rate                                            25%

(a) Represents the period from the commencement of operations (December 29, 2000) through June 30, 2001

(b)  Not annualized

(c)  Annualized


                See accompanying notes to the financial statements.


THE CHANGEWAVE FUND
Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding throughout each period



                                                                 Period
                                                                  Ended
                                                               6/30/2001 (a)
--------------------------------------------------------------------------------

Net asset value at beginning of period                            $10.00
                                                                -----------

Income from Investment Operations:
 Net investment income                                              0.04
 Net realized and unrealized (loss) on investments                 (1.82)
                                                                -----------
Total from investment operations                                   (1.78)
                                                                -----------
Less distributions from:
     Realized gains                                                    -
                                                                -----------
Total distributions                                                    -
                                                                -----------

Net asset value at end of period                                   $8.22
                                                                ============

Total Return                                                      (17.80%)(b)
                                                                ============

Net assets at end of period (millions)                              $7.3

Ratio of expenses to average net assets:                             1.95%(c)

Ratio of net investment income to
   average net assets:                                               0.70% (c)

Portfolio turnover rate                                                901%


(a) Represents the period from the commencement of operations (December 29, 2000) through June 30, 2001

(b)  Not annualized

(c)  Annualized

               See accompanying notes to the financial statements.


Financial Notes

1.   Organization

The Medical Specialists Fund, The ChangeWave Fund and The Technology Plus Fund (the "Funds") are each a non-diversified series of Marketocracy Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on December 14, 1999. The Medical Specialists Fund, formerly a series of the Firsthand Funds, commenced operations on December 10, 1997. The ChangeWave Fund and Technology Plus Fund commenced operations on December 29, 2000. The objective of each fund is as follows:

The Medical Specialists Fund seeks long-term growth of capital by investing primarily in securities of companies in the Medical/Healthcare fields which the Adviser considers to have a strong earnings growth outlook and potential for capital appreciation.

The ChangeWave Fund seeks long-term growth of capital by investing in companies that are strategically positioned to be the primary beneficiaries of the waves of changes caused by new high speed, broadband wireline and wireless data communications.

The Technology Plus Fund seeks capital appreciation by investing in common stocks of technology-related companies of any size, primarily in the U.S. As an added "plus", the Fund may sell securities short to reduce market risks and improve long term returns.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Funds in preparing their financial statements:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust.

Share Valuation

The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Federal Income Taxes

The Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts , if any, from prior years.

As of June 30, 2001, the ChangeWave Fund had a capital loss carryforward of $4,214,085 for federal income tax purposes, which expire on June 30, 2009. The Medical Specialists Fund realized capital losses of $51,208 during the period from November 1, 2000 through June 30, 2001, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2002.

Short Sales

The Technology Plus Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells securities short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Technology Plus Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Technology Plus Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. For the period ended June 30, 2001, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $2,260 and $58,600, respectively.

Other

Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3.   Investment Transactions

The aggregate purchases and sales of securities (excluding short-term investments and short positions) for the year ended June 30, 2001 are summarized below:

                  Medical Specialists      ChangeWave         Technology
                        Fund                 Fund             Plus  Fund
                  --------------------------------------------------------------
Purchases.........   $ 8,752,109            $93,688,166        $426,659
Sales.............   $19,703,001            $83,554,692        $ 21,923

There were no purchases or sales of long-term U.S. Government securities.


At June 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                             Medical Specialists      ChangeWave     Technology
                                   Fund                  Fund         Plus Fund
Unrealized appreciation...       $3,761,017           $456,460         $51,190
Unrealized depreciation...      ($9,447,763)         ($124,974)       ($81,881)
                                 -----------         -----------       --------
Net unrealized appreciation
     (depreciation)on
      investments.........      ($5,686,746)         $ 331,486        ($30,691)
                                 ===========          ==========      =========


At June 30,  2001,  the cost of  investments  for federal  income tax  purposes,
excluding   short   positions,   was   $30,224,175,   $10,011,185   &  $440,177,
respectively, for the Medical Specialists Fund, ChangeWave Fund and Technolgy Plus Fund. The difference between federal tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

4.   Investment Advisory and Administration Agreements

Advisory Fees - The investment adviser for The Medical Specialists Fund is Ingenuity Capital Management LLC. The investment adviser for The ChangeWave Fund and The Technology Plus Fund is Marketocracy Capital Management LLC. For ease, both advisers are referred to as the "Advisers". Each Fund's investments are managed by the Advisers pursuant to the terms of the Investment Advisory Agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisers furnish advice and recommendations with respect to each Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to be responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The
Advisers are responsible for (1) the compensation of any of the Trust's Trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (2) compensation of the Advisers personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Advisers under the Advisory Agreements, the Advisers received from the respective Funds' management fees, computed and accrued daily and paid monthly, equal to 1.50% per annum of each Fund's average daily net assets. The Advisory Agreements require the Advisers to waive their management fees and, if necessary, reimburse expenses of a Fund to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. From the management fees received, Marketocracy Capital Management LLC pays the subadvisers, ChangeWave Capital Management, LLC and Skye Investment Advisors LLC.

Administration Fees - The Trust has entered into separate contracts with the Advisers wherein the Advisers are responsible for providing administrative and supervisory services to the Funds (the "Administration Agreements"). Under the Administration Agreements, the Advisers oversee the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Advisers also arrange for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreements, the Advisers are responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Advisers have also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and nonrecurring expenses.

For the services rendered by the Advisers under the Administration Agreements, the Advisers receive a fee at the annual rate of 0.45% of the respective Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Advisers have retained Firstar Mutual Fund Services, LLC (the Transfer Agent) to serve as each Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Funds, and to assist the Advisers in providing executive, administrative and regulatory services to the Funds. The Advisers (not the Funds) pay the Transfer Agent's fees for these services.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Marketocracy Funds
Los Altos, California


We have audited the accompanying statements of assets and liabilities of Marketocracy Funds comprising, respectively, The Medical Specialists Fund, The ChangeWave Fund, and The Technology Plus Fund, including the portfolios of investments, as of June 30, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marketocracy Funds as of June 30, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.





                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 20, 2001



FAST FACTS

MEDICAL SPECIALISTS FUND
Ticker Symbol= MSFQX

TECHNOLOGY PLUS FUND
Ticker Symbol= TPFQX

CHANGEWAVE FUND
Ticker Symbol= CWFQX


This report and the financial statements contained in it are provided for the general informationof the shareholders of The Marketocracy Funds. This rrport is not intended for distribution to prospective investors in the Funds. For more information regarding the Funds, including charges and exepenses, visit our website at funds.marketocracy.com, or call 888-884-8482 for a free prospectus.

Please read it carefully before you invest or send money.


MARKETOCRACY
FUNDS













INVESTMENT ADVISERS
Ingenuity Capital Management, LLC
26888 almaden Court
Los Altos, CA 94022

Marketocracy Capital Management
881 Fremont Street
Suite B2
Los Altos, CA 94024

TRANSFER AGENT/ADMINISTRATOR
Firstar Mutual Funds Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(Toll Free) 1-888-884-8482

DISTRIBUTOR
Rafferty Capital Markets, LLC
1311 Mamaroneck Avenue
White Plains, NY 10605